SECURITY AGREEMENT - STOCK PLEDGE


     This SECURITY AGREEMENT - STOCK PLEDGE (as may hereafter be amended, supplemented or restated from time-to-time in accordance with the terms hereof, this "Agreement"), dated as of May 18, 2004 is entered into by and among Millenium Merchant Services, Inc. and Kent Stiritz (collectively, "Pledgor") and Pipeline Data, Inc. (the "Secured Party"), in light of the following facts:

                                    RECITALS

A. Pursuant to that certain Non-Negotiable Secured Promissory Note (the "Note"), dated as of May 18, 2004, made by Pledgor to Secured Party, Pledgor has certain obligations to Secured Party.

B. Pledgor in consideration for the receipt of loan proceeds has entered into the Note;

C. Pursuant to the terms of the Note, Pledgor and Secured Party are entering into this Agreement as security for the Secured Obligations (as defined herein).

                                    AGREEMENT

     NOW  THEREFORE,  in  consideration  of  the  mutual  promises,   covenants,
conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

1.   Definitions and Construction.

1.1 Definitions. All initially capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Note. In addition, the following terms, as used in this Agreement, have the following meanings:

     "Code"  means  the  Delaware  Uniform   Commercial  Code,  as  amended  and
     supplemented from time to time, and any successor statute.

     "Collateral" means the Pledged Shares.

     "Event of Default" has the meaning given to such term in Section 5.

     "Pledged Shares" means shares of common stock of Secured Party securing Pledgor's obligations under the Note pursuant to Section 3 of the Note.

     "Secured Obligations" means any and all obligations, indebtedness and liability of every kind and character, owed to the Secured Party, pursuant to the terms and conditions of the Note.

2. Pledge. As security for the prompt and complete payment and performance of the Secured Obligations, Pledgor hereby delivers, pledges, and grants to Secured Party a continuing security interest in the Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered promptly to and held by the Secured Party and shall be held in suitable form for transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party.

3. Further Assurances. Pledgor agrees that it shall cooperate with Secured Party and shall execute and deliver, or cause to be executed and delivered, to Secured Party all stock powers, proxies, assignments, financing statements, instruments, and other documents, and shall take all further action, at the expense of Pledgor, from time to time requested by Secured Party, in order to maintain a continuing, first-priority, perfected security interest in the Collateral in favor of Secured Party, and to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, and Pledgor agrees that it shall execute and deliver to Secured Party at Secured Party's request any further applications, agreements, documents and instruments, and shall perform any and all acts deemed necessary by Secured Party to carry into effect the terms, conditions, and provisions of this Agreement and the transactions connected herewith.

4. Voting Rights; Dividends; Etc. During the term of this Agreement and so long as there is no uncured "Event of Default":

     4.1 Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to any of the Pledged Shares.

     4.2 Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of any of the Pledged Shares.

5. Event of Default. The Failure to repay the Secured Obligations when due or an Event of Default of the terms of the Note shall constitute an event of default ("Event of Default") under this Agreement.

6. Remedies Upon Default. Upon the occurrence and continuance of an Event of Default, Secured Party shall have, in addition to any other rights given by law or in this Agreement, the Note, or in any other agreement between Secured Party, on the one hand, and Pledgor, on the other hand, all of the rights and remedies with respect to the Collateral of a secured party under the Code, and also shall have, without limitation, the following rights, which Pledgor hereby agrees to be commercially reasonable:

     6.1 to transfer all or any part of the Collateral into the Secured Party's name or the name of its nominee or nominees;

     6.2 all rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to
          Section 4.1 and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to
          Section 4.2 shall, at Secured Party's option, cease, and all such rights shall, at Secured Party's option, thereupon become vested in Secured Party, and Secured Party shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and distributions. Any payments received by Pledgor contrary to the provisions of this Section shall be held in trust by Pledgor or the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be promptly paid over to Secured Party, with any necessary endorsement;

     6.3 to vote the Pledged Shares (whether or not transferred into the name of the Secured Party), and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION TO DO SO; SUCH PROXY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE UPON THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS.

     6.4 at any time or from time to time, to sell, assign and deliver, or grant Options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Secured Party in its absolute discretion may determine; provided, that at least five days notice of the time and place of any such sale shall be given to Pledgor. Secured Party shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has therefore been given. Pledgor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, Secured Party may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Secured Party shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Secured Party be under any obligation to take any action whatsoever with regard thereto;

     6.5 to buy the Collateral, in its own name, or in the name of a designee or nominee. Secured Party shall have the right to execute any document or form, in its name or in the name of the Pledgor, that may be necessary or desirable in connection with such sale of the Collateral.

     6.6 to sell the Collateral by a private placement, restricting bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral, or any part of it for cash, from a limited number of investors deemed by Secured Party, in its reasonable credit judgment, to be responsible parties who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers from not less than four such investors, then the acceptance by Secured Party of the highest offer obtained therefore shall be deemed to be a commercially reasonable method of disposition of such Collateral, even though the sales price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering.

7. Secured Party as Pledgor's Attorney-in Fact. Pledgor hereby irrevocably appoints Secured Party as its attorney-in-fact to arrange for the transfer, at any time after the occurrence and during the continuance of an Event of Default, of the Collateral on the books of Company to the name of Secured Party or to the name of Secured Party's nominee. Pledgor further authorizes Secured Party to perform any and all acts which Secured Party reasonably deems necessary, after the occurrence and during the continuance of an Event of Default, for the protection and preservation of the Collateral or of the value of Secured Party's security interest therein, including but not limited to receiving income thereon as additional security hereunder, all at Pledgor's expense, and Pledgor agrees to repay Secured Party promptly upon demand any amounts expended hereunder by Secured Party, together with interest thereon. Pledgor further grants to Secured Party a power of attorney coupled with an interest to execute all agreements, forms, applications, documents and instruments and to take all actions and do all things as could be executed, taken, or done by Pledgor in connection with the protection and preservation of the Collateral or this Agreement if Pledgor does not timely do so. This power of attorney is irrevocable and coupled with an interest, and authorizes Secured Party to act for Pledgor in connection with the matters described herein without notice to or demand upon Pledgor.

8.   General Provisions.

     8.1 No Implied Waivers. No act, failure, or delay by Secured Party shall constitute a waiver of any of its or the Secured Party's rights and remedies. No single or partial waiver by Secured Party of any provision of this Agreement, or of a breach or default hereunder or thereunder, or of any right or remedy which the Secured Party may have, shall operate as a waiver of any other provision, breach, default, right, or remedy or of the same provision, breach, default, right, or remedy on a future occasion. No waiver by Secured Party shall affect its rights to require strict performance of this Agreement.

     8.2 Amendments in Writing. This Agreement cannot be changed or terminated orally, but only by a writing signed by each party hereto. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement.

     8.3 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     8.4 Termination By Secured Party. After termination of the Note and when Secured Party has received payment and performance, in full, of the Secured Obligations, Secured Party shall execute and deliver Pledgor such Uniform Commercial Code termination statements and other documents as shall be reasonably requested by Pledgor to effect the termination of all of the security interests granted by Pledgor hereunder and, to the extent that the Collateral has not been disposed of in accordance with this Agreement and subject to any rights of third parties superior to Pledgor, Secured Party shall forthwith cause to be assigned, transferred and delivered, any remaining Collateral and money received in respect thereof to, or to the order of, Pledgor.

     8.5 Governing Law; Severability of Provisions. This Agreement is made and entered into under the laws of the State of Delaware, and the laws of that State (without giving effects to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.



                                            Millenium Merchant Services, Inc.

                                            By: /s/Kent Stiritz
                                                Kent Stiritz, President

                                            /s/Kent Stiritz
                                            Kent Stiritz


                                            Pipeline Data, Inc.

                                            By: /s/MacAllister Smith
                                               MacAllister Smith, President